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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of SangStat Medical Corporation on Form S-8 of our report dated February 6, 1998, appearing in the Annual Report on Form 10-K of SangStat Medical Corporation for the year ended December 31, 1997.

                                       /s/ Deloitte & Touche LLP
                                       ----------------------------------
                                       Deloitte & Touche LLP


San Jose, California
September 11, 1998